Overview Presentation

Kronos Stockholders' Meeting

December 20, 2005







KRONOS

www.kronosati.com
Ticker – KNOS

DISCLOSURE STATEMENT

With the exception of historical information contained in this presentation, this presentation includes forward-looking statements and comments. Such statements are necessarily subject to risks and uncertainties, some of which are significant in scope and nature beyond the Company's control. Forward-looking statements, by their nature, involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance. Other risks are summarized under the caption "Factors Affecting Kronos' Business and Prospects" in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 as filed with the Securities and Exchange Commission.











KRONOS

KRONOS ADVANCED TECHNOLOGIES

Kronos is an application development and licensing company that has achieved patented breakthroughs in the development of a cost effective, corona technology that efficiently causes silent air movement, filtration and sterilization without fan blades, electrical motors or filters.







KRONOS

FIRST IN THE INDOOR AIR QUALITY MARKET

First air movement and purification technology to:

- capture and destroy more harmful micron and sub-micron particles (e.g., Anthrax, SARS, Bird Flu);
- provide better than HEPA level filtration without the loss of static pressure (85% of market unserved);
- silently move, filter and sterilize large volume of air;
- scalable technology across any residential or commercial environment.











KRONOS

OUR BUSINESS

- Serving the multi-billion dollar Indoor Air Quality (IAQ) market;



- Unique technology with eight patents awarded over 36 months;



- Initial strategic partners in place with over $5 million in customer funding;



- Actively commercializing and licensing technology across residential and commercial environments;



- Experienced management team.



KRONOS

BREAKTHROUGH IN MANAGEMENT OF HIGH VOLTAGE PHENOMENON - corona discharge


Corona Electrode
Ions
(Discharge positively charged ions)
Gas molecules
(Ions hit gas molecules causing an "explosion")
Target Electrode
(Negatively charged electrode attracts positively charged ions)
Power Supply
(Power supply provides charge to corona electrode)
(Current returned to power supply)











Phenomenon is not new but application is evolutionary.

INTELLECTUAL PROPERTY











› Patents awarded in diverse number of areas:
  - Voltage management, geometries, material science, etc.

› International patents awarded or pending:
  - Asia Pacific – Australia, Japan, China, et. al.;
  - European Union and Eastern Europe;
  - Americas.

› Additional U.S. and international patents in process

Building a defensible intellectual property platform.

KRONOS

TECHNOLOGY PROVIDES NUMEROUS PRODUCT BENEFITS OVER HEPA FILTERS

Stealth
Virtually silent

Versatility
Discretionary and instantaneous air movement

Energy Efficiency

Purification
Removes a wide range of gases, kills microorganism and removes particulate matter from the air

Air Movement
Provides air movement with external static pressure without fan or motor

Anti-static
Neutralizes electrostatic particles

Adaptability
scalable in any shape or size

Durability
No moving parts

More versatile device than any fan or filter in the market.







KRONOS

INDEPENDENTLY VALIDATED TESTING - FILTRATION



Particle Elimination
Particle Size (in microns)
> 0.7
0.55 - 0.7
0.4 - 0.55
0.3 - 0.4
0.2 - 0.3
0.1 - 0.2
100.000%
99.999%
99.993%
99.987%
99.980%
99.974%
99.900%
99.920%
99.940%
99.960%
99.980%
100.000%
% removed on a single pass

Source: LMS Technologies, Inc.







Kronos captures over 99.97% of particulates.

KRONOS

INDEPENDENTLY VALIDATED TESTING – SUB-MICRON FILTRATION



600
500
400
300
200
100
0
Number of Particles
Contaminated Air Flow
Kronos Filtered Air
0
20
40
60
80
100
Particle Size (in nanometers)

Source: Aerosol and Air Quality Research Laboratory







Kronos captures over 99% of sub-micron particulates.

KRONOS

INDEPENDENTLY VALIDATED TESTING - STERILIZATION



Kronos Substance Elimination
% removed in single pass
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
94.4%
54.5%
50.0%
50.0%
45.0%
62.5%
95.0%
Benzene
Ammonia
Styrene
Formaldehyde
Toluene
Acrolein
Active bg (Anthrax)
Hazardous Substance

Source: NH Materials Laboratory and Battelle Northwest National Laboratory



Kronos eliminates up to 95% of carcinogens tested.

KRONOS

INDEPENDENTLY VALIDTED TESTING - STERILIZATION

Pre Sterilization by Kronos Air Purifier | **Post Sterilization by Kronos Air Purifier**



Incoming Air Stream
(Petri dish contains > 1,000 live spores of Bacillus subtilis 168*)

Outgoing Air Stream
(Petri dish contains 0 live spores*)

Source: Kronos Research & Product Development with assistance from professional bacteriologist.

Kronos demonstrated bacteria destruction in initial tests.







KRONOS

INDEPENDENTLY VALIDTED TESTING - STERILIZATION

Customer sponsored bacteriological testing:

- Institute for Veterinary Medicine (Ukraine):
  - Bac. anthracis K-79Z (Anthrax) and E. coli M-17 (E. coli);
  - Conclusion: sterilization of microflora, including Avian (Bird) Flu and SARS.
- Federal State Health Organization - Scientific Research Disinfectology Institute (Russia) testing in process.

Successful customer driven testing of biohazards expands Kronos' product claims platform.







KRONOS

ABILITY TO PROVIDE A UNIFORM AIR FLOW


Velocity (feet / minute)
2,000
1,500
1,000
500
0
0
2.5
5.5
8
Height (inches)
0
2.5
5.5
Width (inches)
1,500-2,000
1,000-1,500
500-1,000
0-500







Source: Kronos Research & Product Development

Over 1,600 feet / minute of air movement.

KRONOS

COMPARISON OF KRONOS AIR PROFILE WITH A TRADITIONAL FAN



Velocity (feet / minute)
0
200
400
600
800
1000
1200
1400
1600
1800
0
2
4
6
8
10
Dimension (inches)



Velocity (feet / minute)
0
200
400
600
800
1000
1200
1400
1
3
5
7
9
11
13
15
Dimension (inches)

Source: Kronos Research & Product Development







Kronos provides a more uniform air profile.

KRONOS

MARKET SEGMENTATION

Kronos Solutions

Air Movement & Purification
- residential
- hospitality
- health care
- commercial

Embedded Cooling & Cleaning
- electronic devices
- medical equipment

Specialized Military
- naval vessels
- closed vehicles
- environmental devices

Industrial Scrubber
- produce storage
- diesel emissions

Air Purification for Unique Spaces
- electronics manufacturing
- pharmaceutical cleanrooms
- cruise ships
- transportation

Hazardous Gas Destruction
- incineration plants
- chemical facilities



KRONOS

STRATEGIC PARTNERS

- HoMedics (residential);
- IKEA (residential);
- U.S. Navy (military);
- Northrop Grumman (military);
- Leading business jet manufacturer (transportation);
- Leading luxury auto manufacturer (transportation);
- Washington Technology Center (micro cooling).







Seeking to expand into new market applications with select strategic partners.

KRONOS

PRODUCT COMMERCIALIZAITON

Standalone Platform

- Easiest adaptability of technology
- Leverage product development across multiple markets
- Opportunity to generate near term revenue

Embedded Platform

- More sophisticated adaptability of technology
- Need key strategic partners to integrate Kronos technology into other products/systems
- Opportunity to generate significant long term revenue

Developing platforms in parallel.







KRONOS

PRODUCT APPLICATIONS

Standalone Product Applications



Embedded Product Applications





LEADERSHIP TEAM

- **Dan Dwight**, President and CEO
  - Extensive experience in private equity, financing and corporate operations (17 years with GE / GE Capital)
- **Rich Tusing**, COO
  - Extensive experience in developing new enterprises, licensing intellectual property rights and managing technical organizations (14 years with MCI)
- **Dr. Igor Krichtafovitch**, CTO
  - Recognized international expert in physics and high voltage (35 years of technology experience and over 30 patents)

Team deep in business experience & technical expertise.







KRONOS

MARKET RESPONSE

- "The prospect of an Avian Flu outbreak, while worrisome, is a bonanza for businesses that seize the moment."
  John Carey, News Editor, Business Week

BusinessWeek online

- "Kronos' cooperation with IKEA comes at a time when health concerns about indoor air quality are on the rise."

Forbes.com

- "On the forefront of technological innovation, KNOS is actively commercializing its patented technology for standalone and embedded products."

THE KONLIN LETTER
Technical & Fundamental analysis • Market Timing
Low-Priced Stocks T.K.L.







KRONOS

MARKET RESPONSE

- "Kronos Advanced Technologies is doing something that no other air purifier can do."

appliance DESIGN
Formerly Appliance Manufacturer

- "...initial testing demonstrating more than 99% effectiveness at the 20 nanometer (0.02 micron) level....the first that is capable of capturing this size particle including SARS and Bird Flu…"

autotech daily
why wait to find out what matters in the automotive world?

- "It provides HEPA level filtration without the static pressure requirement….expand the filtration market by as much as 85%."

CE AC The Chief Engineer







KRONOS

SUMMARY

- Patented air movement and purification system that contains no motor, fan or filters;
- Addresses worldwide multi-billion dollar Indoor Air Quality (IAQ) market - residential, commercial, industrial, and military;
- Collection efficiency for consumer product exceeds that of any other unit now on the market;
- Strategic partners include Leading Luxury Auto Manufacturer, Leading Business Jet Manufacturer, HoMedics, IKEA, Northrop Grumman, U.S. Navy and Washington Technology Center.

Seeking strategic partners to expand into new market applications.







KRONOS